UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

StockerYale, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-27372 (Commission File No.)	04-2114473 (IRS Employer Identification No.)

32 Hampshire Road
Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2009, StockerYale, Inc. (the “Company”) issued a press release reporting its results of operations for its fiscal first quarter ended March 31, 2009. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On April 24, 2009, the Company issued a press release reporting its corrected results of operations for its fiscal first quarter, including a decrease in total current liabilities as of December 31, 2008 from what was originally reported and an increase in stockholders equity as of December 31, 2008 from what was originally reported. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 2.02 and in Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information set forth in this Item 2.02 and in Exhibits 99.1 and 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2009, the Company notified the Nasdaq Stock Market of its intent to voluntarily delist its common stock from The Nasdaq Capital Market by filing a Form 25 with the Securities and Exchange Commission ("SEC") on April 16, 2009. On April 16, 2009, the Company filed a Form 25 with the SEC to voluntarily delist its common stock from The Nasdaq Capital Market, with the expectation that the last day of trading of its common stock on The Nasdaq Capital Market would be April 24, 2009. Subsequently, on April 24, 2009, the Company became aware of a determination (the “Determination”), dated as of April 16, 2009, from the Nasdaq Stock Market that the Company was not in compliance with Nasdaq Listing Rule 5210(d), which requires the Company to pay all applicable fees as described in the Nasdaq Marketplace Rule 5900 Series, and, therefore, was subject to delisting proceedings if it did not pay its outstanding fees in full. While Nasdaq provided the Company an opportunity to appeal the Determination by April 23, 2009, the Company was not aware of the Determination until April 24, 2009 and, per the filing of the From 25 on April 16, 2009, the last day of trading of the Company’s common stock on The Nasdaq Capital Market was April 24, 2009; therefore, the Company decided not to appeal the Determination.

Item 9.01.	Financial Statements and Exhibits.

(d)	The exhibits listed in the Exhibit Index below are furnished with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.

Date: April 29, 2009

	By:	/s/ Timothy P. Losik
Timothy P. Losik
Chief Financial Officer and ChiefOperating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of StockerYale, Inc., dated April 23, 2009

99.2	Press Release of StockerYale, Inc., dated April 24, 2009